Exhibit (16)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Eddie A. Grier, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the (i) Eaton Vance California Municipal Opportunities Fund into the Eaton Vance California Municipal Opportunities ETF; (ii) Eaton Vance High Yield Municipal Income Fund into the Eaton Vance High Yield Municipal Income ETF; (iii) Eaton Vance Municipal Opportunities Fund into the Eaton Vance Municipal Opportunities ETF; (iv) Eaton Vance National Municipal Income Fund into the Eaton Vance National Municipal Income ETF; (v) Eaton Vance National Ultra-Short Municipal Income Fund into the Eaton Vance National Ultra-Short Municipal Income ETF; (vi) Eaton Vance New York Municipal Income Fund into the Eaton Vance New York Municipal Income ETF; and (vii) Eaton Vance Short Duration Municipal Opportunities Fund into the Eaton Vance Short Duration Municipal Opportunities ETF, each ETF a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Eddie A. Grier
Eddie A. Grier

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Frances L. Cashman, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the (i) Eaton Vance California Municipal Opportunities Fund into the Eaton Vance California Municipal Opportunities ETF; (ii) Eaton Vance High Yield Municipal Income Fund into the Eaton Vance High Yield Municipal Income ETF; (iii) Eaton Vance Municipal Opportunities Fund into the Eaton Vance Municipal Opportunities ETF; (iv) Eaton Vance National Municipal Income Fund into the Eaton Vance National Municipal Income ETF; (v) Eaton Vance National Ultra-Short Municipal Income Fund into the Eaton Vance National Ultra-Short Municipal Income ETF; (vi) Eaton Vance New York Municipal Income Fund into the Eaton Vance New York Municipal Income ETF; and (vii) Eaton Vance Short Duration Municipal Opportunities Fund into the Eaton Vance Short Duration Municipal Opportunities ETF, each ETF a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Frances L. Cashman
Frances L. Cashman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Kathleen A. Dennis, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the (i) Eaton Vance California Municipal Opportunities Fund into the Eaton Vance California Municipal Opportunities ETF; (ii) Eaton Vance High Yield Municipal Income Fund into the Eaton Vance High Yield Municipal Income ETF; (iii) Eaton Vance Municipal Opportunities Fund into the Eaton Vance Municipal Opportunities ETF; (iv) Eaton Vance National Municipal Income Fund into the Eaton Vance National Municipal Income ETF; (v) Eaton Vance National Ultra-Short Municipal Income Fund into the Eaton Vance National Ultra-Short Municipal Income ETF; (vi) Eaton Vance New York Municipal Income Fund into the Eaton Vance New York Municipal Income ETF; and (vii) Eaton Vance Short Duration Municipal Opportunities Fund into the Eaton Vance Short Duration Municipal Opportunities ETF, each ETF a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Nancy C. Everett, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the (i) Eaton Vance California Municipal Opportunities Fund into the Eaton Vance California Municipal Opportunities ETF; (ii) Eaton Vance High Yield Municipal Income Fund into the Eaton Vance High Yield Municipal Income ETF; (iii) Eaton Vance Municipal Opportunities Fund into the Eaton Vance Municipal Opportunities ETF; (iv) Eaton Vance National Municipal Income Fund into the Eaton Vance National Municipal Income ETF; (v) Eaton Vance National Ultra-Short Municipal Income Fund into the Eaton Vance National Ultra-Short Municipal Income ETF; (vi) Eaton Vance New York Municipal Income Fund into the Eaton Vance New York Municipal Income ETF; and (vii) Eaton Vance Short Duration Municipal Opportunities Fund into the Eaton Vance Short Duration Municipal Opportunities ETF, each ETF a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Nancy C. Everett
Nancy C. Everett

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Jakki L. Haussler, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the (i) Eaton Vance California Municipal Opportunities Fund into the Eaton Vance California Municipal Opportunities ETF; (ii) Eaton Vance High Yield Municipal Income Fund into the Eaton Vance High Yield Municipal Income ETF; (iii) Eaton Vance Municipal Opportunities Fund into the Eaton Vance Municipal Opportunities ETF; (iv) Eaton Vance National Municipal Income Fund into the Eaton Vance National Municipal Income ETF; (v) Eaton Vance National Ultra-Short Municipal Income Fund into the Eaton Vance National Ultra-Short Municipal Income ETF; (vi) Eaton Vance New York Municipal Income Fund into the Eaton Vance New York Municipal Income ETF; and (vii) Eaton Vance Short Duration Municipal Opportunities Fund into the Eaton Vance Short Duration Municipal Opportunities ETF, each ETF a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Jakki L. Haussler
Jakki L. Haussler

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Dr. Manuel H. Johnson, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the (i) Eaton Vance California Municipal Opportunities Fund into the Eaton Vance California Municipal Opportunities ETF; (ii) Eaton Vance High Yield Municipal Income Fund into the Eaton Vance High Yield Municipal Income ETF; (iii) Eaton Vance Municipal Opportunities Fund into the Eaton Vance Municipal Opportunities ETF; (iv) Eaton Vance National Municipal Income Fund into the Eaton Vance National Municipal Income ETF; (v) Eaton Vance National Ultra-Short Municipal Income Fund into the Eaton Vance National Ultra-Short Municipal Income ETF; (vi) Eaton Vance New York Municipal Income Fund into the Eaton Vance New York Municipal Income ETF; and (vii) Eaton Vance Short Duration Municipal Opportunities Fund into the Eaton Vance Short Duration Municipal Opportunities ETF, each ETF a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Dr. Manuel H. Johnson
Dr. Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Michael F. Klein, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the (i) Eaton Vance California Municipal Opportunities Fund into the Eaton Vance California Municipal Opportunities ETF; (ii) Eaton Vance High Yield Municipal Income Fund into the Eaton Vance High Yield Municipal Income ETF; (iii) Eaton Vance Municipal Opportunities Fund into the Eaton Vance Municipal Opportunities ETF; (iv) Eaton Vance National Municipal Income Fund into the Eaton Vance National Municipal Income ETF; (v) Eaton Vance National Ultra-Short Municipal Income Fund into the Eaton Vance National Ultra-Short Municipal Income ETF; (vi) Eaton Vance New York Municipal Income Fund into the Eaton Vance New York Municipal Income ETF; and (vii) Eaton Vance Short Duration Municipal Opportunities Fund into the Eaton Vance Short Duration Municipal Opportunities ETF, each ETF a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Patricia A. Maleski, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the (i) Eaton Vance California Municipal Opportunities Fund into the Eaton Vance California Municipal Opportunities ETF; (ii) Eaton Vance High Yield Municipal Income Fund into the Eaton Vance High Yield Municipal Income ETF; (iii) Eaton Vance Municipal Opportunities Fund into the Eaton Vance Municipal Opportunities ETF; (iv) Eaton Vance National Municipal Income Fund into the Eaton Vance National Municipal Income ETF; (v) Eaton Vance National Ultra-Short Municipal Income Fund into the Eaton Vance National Ultra-Short Municipal Income ETF; (vi) Eaton Vance New York Municipal Income Fund into the Eaton Vance New York Municipal Income ETF; and (vii) Eaton Vance Short Duration Municipal Opportunities Fund into the Eaton Vance Short Duration Municipal Opportunities ETF, each ETF a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Patricia A. Maleski
Patricia A. Maleski

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that W. Allen Reed, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the (i) Eaton Vance California Municipal Opportunities Fund into the Eaton Vance California Municipal Opportunities ETF; (ii) Eaton Vance High Yield Municipal Income Fund into the Eaton Vance High Yield Municipal Income ETF; (iii) Eaton Vance Municipal Opportunities Fund into the Eaton Vance Municipal Opportunities ETF; (iv) Eaton Vance National Municipal Income Fund into the Eaton Vance National Municipal Income ETF; (v) Eaton Vance National Ultra-Short Municipal Income Fund into the Eaton Vance National Ultra-Short Municipal Income ETF; (vi) Eaton Vance New York Municipal Income Fund into the Eaton Vance New York Municipal Income ETF; and (vii) Eaton Vance Short Duration Municipal Opportunities Fund into the Eaton Vance Short Duration Municipal Opportunities ETF, each ETF a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Richard G. Gould III, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of the (i) Eaton Vance California Municipal Opportunities Fund into the Eaton Vance California Municipal Opportunities ETF; (ii) Eaton Vance High Yield Municipal Income Fund into the Eaton Vance High Yield Municipal Income ETF; (iii) Eaton Vance Municipal Opportunities Fund into the Eaton Vance Municipal Opportunities ETF; (iv) Eaton Vance National Municipal Income Fund into the Eaton Vance National Municipal Income ETF; (v) Eaton Vance National Ultra-Short Municipal Income Fund into the Eaton Vance National Ultra-Short Municipal Income ETF; (vi) Eaton Vance New York Municipal Income Fund into the Eaton Vance New York Municipal Income ETF; and (vii) Eaton Vance Short Duration Municipal Opportunities Fund into the Eaton Vance Short Duration Municipal Opportunities ETF, each ETF a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Richard G. Gould III
Richard G. Gould III